EXHIBIT 10.1

                           AMENDMENT NUMBER TWO TO THE
                      AGREEMENT AND PLAN OF REORGANIZATION

      This Amendment Number Two (this "Amendment") to the Agreement and Plan of Reorganization dated as of June 30, 1997 (the "Original Agreement") as amended February 28, 1999 (the "Agreement") among Triangle Pharmaceuticals, Inc. ("Triangle"), Project Z Corporation ("Project Z") and Avid Corporation ("Avid"), is made as of this 24th day of March, 2000, by and among Triangle, Avid and the Securityholder Agent (as such term is defined in the Original Agreement) (the "Securityholder Agent"), on behalf of and as attorney-in-fact for all of the stockholders, optionholders and warrantholders of Avid immediately prior to the merger of Project Z with and into Avid (the "Former Avid Stockholders"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Agreement.

                                    RECITALS

      A. Triangle, Project Z and Avid entered into the Original Agreement, pursuant to which Project Z merged with and into Avid on August 28, 1997, and Avid became a wholly-owned subsidiary of Triangle.

      B. Triangle, Avid (including its capacity as successor to Project Z) and the Securityholder Agent, entered into Amendment Number One to the Agreement and Plan of Reorganization, dated February 28, 1999, extending to thirty (30) months the eighteen (18) month period set forth in Section 1.6(b)(ii)(B) of the Original Agreement.

      C. Triangle, Avid and the Securityholder Agent, on behalf of and as attorney-in-fact for the Former Avid Stockholders, desire (i) to extend the thirty (30) month period set forth in Section 1.6(b)(ii)(B) of the Agreement after which, if Triangle has not Initiated a Definitive Clinical Trial with the Lead Compound or elected in writing to continue the development of the Lead Compound, the Securityholder Agent will have the right to exercise the Lead Compound Option, and (ii) to amend certain other provisions of the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. AMENDMENTS TO AGREEMENT.

            1.1 Section 1.6(b). The first paragraph of Section 1.6(b) is hereby amended and restated in its entirety as follows:

                  "(b) Stock Consideration. The "Stock Consideration" shall be the number of shares of Parent Common Stock equal to the sum of (v) the First Payment (as defined in Section 1.6(b)(i) below) plus (x) the Second Payment (as defined in Amendment Number One to this Agreement) plus (y) the Third Payment (as defined in Amendment Number Two to this Agreement) plus (z) the Milestone Payments (as defined in Section 1.6(b)(ii) below)."

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            1.2 Section 1.6(b)(ii)(A). Section 1.6(b)(ii)(A) of the Agreement is
hereby amended and restated in its entirety as follows:

                  "(A) In the event that Parent, in its sole discretion, (x) Initiates (as defined in Section 1.6(b)(iii) below) a Definitive Clinical Trial (as defined in Section 1.6(b)(iii) below) with the Lead Compound (as defined in Section 1.6(b)(iii) below), or (y) notifies the Securityholder Agent (as defined in Section 7.2(g) below) in a writing that specifically references this Section 1.6(b)(ii)(A) of its election to continue the development of the Lead Compound even if Parent has not Initiated a Definitive Clinical Trial with the Lead Compound, Parent shall within seventy-five (75) days thereafter make available to the Exchange Agent (as defined in Section 1.10(a) below) for distribution pursuant to Section 1.10, 1,150,000 shares of Parent Common Stock."

            1.3 Section 1.6(b)(ii)(B). Section 1.6(b)(ii)(B) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(B) If neither of the conditions described in Section 1.6(b)(ii)(A) above is satisfied on or prior to forty-eight (48) months after the Closing Date and the Securityholder Agent elects not to exercise the Lead Compound Option (as defined in Section 5.17 below) within the thirty (30) day period set forth in Section 5.17 below, Parent shall within seventy-five (75) days thereafter make available to the Exchange Agent for distribution pursuant to Section 1.10, 100,000 shares of Parent Common Stock."

            1.4 Section 1.8(c)(i)(A). Section 1.8(c)(i)(A) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(A) At the Effective Time, each Assumed Option shall be, in connection with the Merger, assumed by Parent. Each Assumed Option so assumed by Parent under this Agreement shall be amended prior to the Effective Time to provide that from and after the Effective Time such Assumed Option (1) may be exercised through a cashless exercise procedure (to the extent that the Assumed Option does not already permit the holder thereof to do so) and may be exercised notwithstanding the failure of the holder thereof to enter or remain in the employ of Parent or the Company following the Merger, (2) may not be exercised at any time prior to the earlier of (a) forty-eight (48) months after the Closing Date and (b) the date, if any, of the written notice from the Securityholder Agent addressed to the last known domicile address of the holder of such Assumed Option informing such holder that one of the conditions described in
      Section 1.6(b)(ii)(A) above has been satisfied (the earlier of such dates being the "Option Exercise Date"), (3) may not be exercised at any time after 5:00 p.m. eastern standard time on the date that is forty-five (45) days after the Option Exercise Date, and (4) represents only the right to receive upon exercise the portion of the Merger Consideration issuable to such holder pursuant to Section 1.7 above. Except as so amended, each Assumed Option shall continue to have,


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      and be subject to, the same terms and conditions set forth in the Option
      Plan under which it was issued and/or as provided in the respective option agreements governing such Assumed Option immediately prior to the Effective Time. Parent shall reserve from the Cash Distribution the amount, if any, that the holders of the Assumed Options would have received had all of the Assumed Options and all of the Assumed Warrants been exercised in full immediately prior to the Effective Time (assuming that the exercise price was paid in cash). The portion of the Cash Distribution reserved by Parent for issuance upon exercise of the Assumed Options is referred to as the "Assumed Option Amount." "

            1.5 Section 1.8(d)(i)(A). Section 1.8(d)(i)(A) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(A) At the Effective Time, each Assumed Warrant shall be, in connection with the Merger, assumed by Parent. Each Assumed Warrant so assumed by Parent under this Agreement shall be amended prior to the Effective Time to provide that from and after the Effective Time such Warrant (1) may be exercised through a cashless exercise procedure (to the extent that the Assumed Warrant does not already permit the holder thereof to do so), (2) may not be exercised at any time prior to the earlier of
      (a) forty-eight (48) months after the Closing Date and (b) the date, if any, of the written notice from the Securityholder Agent addressed to the last known domicile address of the holder of such Assumed Warrant informing such holder that one of the conditions described in Section 1.6(b)(ii)(A) above has been satisfied (the earlier of such dates being the "Warrant Exercise Date"), (3) may not be exercised at any time after 5:00 p.m. eastern standard time on the date that is forty-five (45) days after the Warrant Exercise Date, and (4) represents only the right to receive upon exercise the portion of the Merger Consideration issuable to such holder pursuant to Section 1.7 above. Except as so amended, each Assumed Warrant shall continue to have, and be subject to, the same terms and conditions as provided in the respective Assumed Warrant agreement immediately prior to the Effective Time. Parent shall reserve from the Cash Distribution the amount, if any, that the holders of the Assumed Warrants would have received had all of the Assumed Warrants and all of the Assumed Options been exercised in full immediately prior to the Effective Time (assuming that the exercise price was paid in cash). The portion of the Cash Distribution reserved by Parent for issuance upon exercise of the Assumed Warrants is referred to as the "Assumed Warrant Amount." "

            1.6 Section 5.17. The first paragraph of Section 5.17 of the Agreement is hereby amended and restated in its entirety as follows:

                  "5.17 Option to Obtain Rights to Lead Compound. In the event that neither of the conditions described in Section 1.6(b)(ii)(A) is satisfied on or prior to the date that is forty-eight (48) months after the Closing Date, the Securityholder Agent shall have the option ("Lead Compound Option"), subject to the conditions and on the terms described below, to acquire on behalf of each holder of any Company Capital Stock outstanding immediately prior to the


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      Effective Time and each holder of an Assumed Option or an Assumed Warrant that is timely and properly exercised after the Closing (together, the "Former Company Stockholders") pursuant to the Technology Transfer Agreement in the form attached hereto as Exhibit 5.17 (the "Technology Transfer Agreement"): (i) all of Parent's and the Company's rights in the Lead Compound, in all improvements solely and exclusively of, and enhancements solely and exclusively to, the Lead Compound (the "Lead Compound Improvements") and in all documents and data created solely and exclusively in connection with the development of the Lead Compound (the "Lead Compound Information") (and in both the case of Lead Compound Improvements and Lead Compound Information, not in any way related to any of the other compounds, technologies or assets of Parent or the Company), and (ii) one copy of all documents that contain any data regarding clinical trials of the Lead Compound in combination with other drugs or drug candidates, redacted to exclude therefrom any other information contained therein (together with the Lead Compound Information, the "Lead Compound Documents"). In the event the Securityholder Agent delivers written notice to Parent of his or her election to exercise the Lead Compound Option within thirty (30) calendar days after the date of the Parent Notice (as defined in Section 5.17(a) below), Parent shall thereafter, subject to and in compliance with good medical and clinical trial practices, promptly and permanently cease, and shall cause the Company to cease, all development and use of the Lead Compound, the Lead Compound Improvements and the Lead Compound Documents (collectively, the "Lead Compound Rights")."

            1.7 Section 5.1(d). Section 5.1(d) is hereby amended and restated in its entirety as follows:

                  (i) If one of the conditions described in Section 1.6(b)(ii)(A) above is satisfied, Parent shall use its reasonable efforts to file a Registration Statement on Form S-3 with the SEC covering the resale of the shares of Parent Common Stock issued in the Merger. Such registration, including Parent's obligation to file such Registration Statement on Form S-3, shall be subject to the terms and conditions set forth in the Declaration of Registration Rights attached hereto as Exhibit 5.1(d).

                  (ii) Parent shall file a Registration Statement on Form S-3 with the SEC covering the resale of the shares issued in connection with the Third Payment (as defined in Amendment Number Two to this Agreement) on or before June 1, 2000. Such registration, including Parent's obligation to file such Registration Statement on Form S-3, shall be subject to the terms and conditions set forth in the Declaration of Registration rights attached hereto as Exhibit 5.1(d).

      2. THIRD PAYMENT.

            Triangle shall, on or before April 15, 2000, deliver 400,000 shares of Triangle Common Stock (the "Third Payment") to the Escrow Agent of which that number of shares to be reserved for the benefit of the holders of Assumed Options and the holders of Assumed Warrants


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(the "Reserved Payment") shall be held by the Escrow Agent, and the remainder shall be transferred promptly to the Exchange Agent for distribution to each of the Former Avid Stockholders in proportion to the aggregate number of shares of Parent Common Stock which such holder would otherwise be entitled to receive from the aggregate of the First Payment, the Second Payment and the Third Payment pursuant to Section 1.7 of the Agreement by virtue of such holder's ownership of outstanding shares of Company Capital Stock immediately prior to the Effective Time, and assuming for the purposes of such allocation that the holders of all Assumed Options and the holders of all Assumed Warrants were the holders of the number of shares of the Company Common Stock that would have been issued had all of the Assumed Options and all of the Assumed Warrants been exercised in full immediately prior to the Effective Time (assuming that the exercise price was paid in cash). No later than seventy-five (75) days after delivery to the Escrow Agent of an Agent Certificate, in form acceptable to Triangle, pursuant to Section 1.7(d)(i) of the Agreement with respect to the distribution of the Third Payment, the Third Payment less the Reserved Payment shall be distributed from the Exchange Agent to the Former Avid Stockholders as provided in such Agent Certificate. Triangle, the Escrow Agent, and the Exchange Agent shall be entitled to rely without investigation on the accuracy of the information set forth in such Agent Certificate.

      3. SECURITYHOLDER AGENT'S EXPENSES.

      Triangle shall pay the reasonable fees and expenses of legal counsel to the Securityholder Agent incurred in connection with the drafting and review of this Amendment and the transactions contemplated hereby and in communicating with Former Avid Stockholders in connection therewith, subject to verification of fees by Triangle.

      4. EFFECT OF AMENDMENT.

            Except as amended and set forth above, the Agreement shall continue in full force and effect. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control. This Amendment shall become effective when executed and delivered by Triangle, Avid and a majority of the individuals constituting the Securityholder Agent.

      5. FURTHER ASSURANCES.

      The parties agree to execute such further instruments, agreement and documents and to take such further action as may reasonably be necessary to carry out the intent of this Amendment.

      6. COUNTERPARTS.

            This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

      7. SEVERABILITY.

            If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the


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Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      8. GOVERNING LAW.

            This Amendment shall be governed by and construed under the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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      This Amendment is hereby executed as of the date first above written.

TRIANGLE:                           TRIANGLE PHARMACEUTICALS, INC., a
                                    Delaware corporation

                                    By:    /s/ Chris A. Rallis
                                           -------------------------------------
                                    Name:  Chris A. Rallis
                                    Title: President and Chief Operating Officer


AVID:                               AVID CORPORATION, a Pennsylvania
                                    corporation

                                    By:    /s/ Chris A. Rallis
                                           -------------------------------------
                                    Name:  Chris A. Rallis
                                    Title: President


SECURITYHOLDER AGENT:


                                    --------------------------------------------
                                              Forrest H. Anthony


                                          /s/ Alan G. Walton
                                    --------------------------------------------
                                              Alan G. Walton


                                          /s/ Marcia T. Bates
                                    --------------------------------------------
                                              Marcia T. Bates

                   [SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
                    THE AGREEMENT AND PLAN OF REORGANIZATION]